SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 1995



                   MIDWEST REAL ESTATE SHOPPING CENTER, L.P.
            (Exact name of registrant as specified in its charter)



 Delaware                            1-9331                  13-3384643
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)



3 World Financial Center, 29th Floor New York, NY             10285
    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (212) 526-3237


Item 5. Other Events:

On July 5, 1995, the Partnership received notice from The Equitable Life Assurance Society of the United States (the "Mortgagee") that the Partnership failed to pay all principal and accrued interest due under the first mortgage (the "Mortgage") secured by Brookdale Center, on June 30, 1995, the maturity date of the Mortgage. The notice stated that in the event such amount is not paid within ten (10) days after receipt of the notice, an Event of Default under the Mortgage will exist and the Mortgagee will pursue all remedies available to it, including, without limitation, foreclosure of the lien of the Mortgage by power of sale or judicial foreclosure and the appointment of the receiver.


Refer to Exhibit A.  - July 6, 1995 Press Release


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        MIDWEST REAL ESTATE SHOPPING CENTER, L.P
                        Registrant

                By:     MIDWEST CENTERS INC.
                        General Partner


                        By:  /s/ Paul L. Abbott     Date: July 13, 1995

                        Name:   Paul L. Abbott
                        Title:  Director, Chairman of the Board,
                                and President


                                Exhibit A.


                  MIDWEST REAL ESTATE SHOPPING CENTER L.P.
           (formerly Equitable Real Estate Shopping Centers, L.P.)
                         3 World Financial Center
                           New York, N.Y. 10285


Attention:      Robert Hellman  (212) 526-3142
                Joan Berkowitz  (212) 526-3162

FOR IMMEDIATE RELEASE

New York, NY (July 6, 1995)-- Midwest Real Estate Shopping Center L.P. (the "Partnership") announced today that it received notice from The Equitable Life Assurance Society of the United States (the "Mortgagee") that the Partnership failed to pay all principal and accrued interest due under the first mortgage ("Mortgage") secured by Brookdale Center, on June 30, 1995, the maturity date of the Mortgage. The notice stated that in the event such amount is not paid within ten (10) days after receipt of the notice (pursuant to the Mortgage, notices are deemed given three (3) days after the date of mailing), an Event of Default under the Mortgage will exist and the Mortgagee will pursue all remedies available to it, including, without limitation, foreclosure of the lien of the Mortgage by power of sale or judicial foreclosure and the appointment of the receiver.

Midwest Centers Inc., the Partnership's General Partner has held discussions with the Mortgagee and expects such discussions to continue, with the goal being the negotiation of a mutually acceptable agreement regarding the mortgage secured by Brookdale Center, although no assurance can be made that any such agreement will be reached.

Midwest Real Estate Shopping Center L.P. is a limited partnership that owns an enclosed regional mall in Brooklyn Center, Minnesota. Units of Midwest Real Estate Shopping Center L.P. are traded on the New York Stock Exchange under the symbol "EQM."

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